THIRD AMENDMENT TO INDUSTRIAL BUILDING LEASE DATED JUNE 1,
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1985, ("Lease"), AS PREVIOUSLY AMENDED, BETWEEN LaSALLE
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NATIONAL TRUST, N.A., NOT PERSONALLY BUT AS SUCCESSOR
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TRUSTEE TO LaSALLE NATIONAL BANK, NOT PERSONALLY BUT AS
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TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 7, 1979 KNOWN
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AS TRUST NO. 100628 ("Lessor") and JOHN B. SANFILIPPO &
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SON, INC., a DELAWARE CORPORATION ("Lessee").
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	WHEREAS, the Lease has been previously amended pursuant
to the terms of the First Amendment dated September 29, 1992, and the Second Amendment dated March 3, 1995 (the
"Prior Amendments"); and

	WHEREAS, under the terms of the Lease and the Prior Amendments, the rent was to be increased by the percentage increase in the Consumer Price Index - U.S. City average - All Urban Consumers' ("Index") between the base year of June, 1985, and June, 1997, June, 2002, June, 2007, and June 2012; and

	WHEREAS, the parties hereto believe that it is in their best interest to amend the Lease to provide that the June, 1997 increase in rent will be effective January 1, 1998 and the increase will be limited to 14%.

	NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties herto agree as follows:

	1.	In Section 1.2 of the Lease, the June, 1997
comparison date for rent increases shall be removed, and the following sentence shall be added:

	"Notwithstanding the foregoing, effective January 1, 1998, the rent shall be increased to $84,500.00 per month."

	2.	In all other respects, the Lease and the Prior
Amendments shall remain unaltered.


Dated: August 15, 1998



LESSEE:                         LESSOR: LaSalle National Bank,
John B. Sanfilippo & Son, Inc.          Successor Trustee To:
                                        LaSalle National Trust, N.A.,
                                        not personally but as successor
                                        Trustee under Trust Agreement dated
                                        February 7, 1979, and known as Trust
                                        No. 100628

By:/s/ MATHIAS A. VALENTINE             By: /s/ ROSEMARY COLLINS
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	President				Assistant Vice President

ATTEST:				ATTEST:

/s/ MICHAEL J. VALENTINE		/s/ DEBORAH BERG
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	Secretary				Assistant Secretary


Consented to by Northern Life Insurance Company

By: /s/ JACK SAN FELIPPO
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ATTEST:

/s/ JACQUELINE PARENTEER
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                RIDER ATTACHED TO AND MADE A PART OF
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           THIRD AMENDMENT TO LEASE DATED AUGUST 15, 1998
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	This Third amendment to Lease is executed by LaSalle
National Bank, not personally but as Trustee as aforesaid, in the exercise and power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated February 7, 1979 and known as Trust No. 100628 at LaSalle National Bank, to all provisions of which Trust Agreement this Lease is expressly made subject. It is expressly understood and agreed that nothing herein or in said Lease contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said lessee and by every person now or hereafter claiming any right or security hereunder; and that so far as said Trustee is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has not control over, and under this Lease, assumes no responsibility for (1) the management or control of such property, (2) the upkeep, inspection, maintenance or repair of such property, (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon such Premises.